UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2019

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market
Preferred Stock Purchase Rights	n/a	Nasdaq Global Select Market

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 8, 2019, Robin Gantt, Senior Vice President and Chief Financial Officer (“CFO”) of Northwest Pipe Company (the “Company”) informed the Board of Directors that she will retire as CFO on March 31, 2020. Also on October 8, 2019, the Board of Directors appointed Aaron Wilkins to succeed Ms. Gantt as CFO effective April 1, 2020, in connection with the Company’s planned succession process.

Mr. Wilkins, 45, has served as the Company’s Vice President of Finance and Corporate Controller since September 2016 and Corporate Secretary since September 2019. Mr. Wilkins joined the Company in March 2014 as Corporate Controller.

Mr. Wilkins has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and Mr. Wilkins has no familial relationships with executives or directors of the Company. There are no arrangements or understandings between Mr. Wilkins and any other person pursuant to which he was selected as an officer.

Mr. Wilkins’s base salary will increase to $305,000 per year, and he will continue to receive compensation pursuant to certain arrangements provided by the Company, including incentive compensation, equity awards, and health and other benefits typically available to the executive officers. A description of these elements of compensation can be found in the Company’s proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 25, 2019.

The Company issued a press release on October 9, 2019 announcing Ms. Gantt’s retirement and Mr. Wilkins’s appointment as her successor. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release issued by Northwest Pipe Company dated October 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 9, 2019.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Robin Gantt
Robin Gantt,
Senior Vice President and Chief Financial Officer